SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2008

MAGNA ENTERTAINMENT CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On February 29, 2008, the Registrant issued a press release in which it announced its unaudited financial results for the fourth quarter and year ended December 31, 2007.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Departure of Directors for other Reasons; Departure of Principal Officers

On March 3, 2008, the Registrant announced that Mr. Joseph De Francis stepped down as a Director of the Registrant.

Item 7.01               Regulation FD Disclosure

On February 29, 2008, the Registrant held a conference call hosted by its Chairman and Interim Chief Executive Officer, Frank Stronach.   The full text of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On March 3, 2008 the Registrant issued a press release regarding the departure of Joseph De Francis.  The full text of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained under this item 7.01 (including Exhibits 99.2 and 99.3) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

Exhibit 99.1            Earnings Press Release dated February 29, 2008.

Exhibit 99.2            Copy of Conference Call transcript for February 29, 2008.

Exhibit 99.3            Press Release dated March 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

March 4, 2008	by:	/s/William G. Ford
William G. Ford
Corporate Secretary